SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement
      [ ] Confidential, for the Use of the Commission Only (as permitted by
                               Rule 14a-6(e)(2))
                        [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
                    [ ] Soliciting Material under Rule 14a-12

                      PRIME HOLDINGS AND INVESTMENTS, INC.

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
1.  Title of each class of securities to which transaction applies:
2.  Aggregate number of securities to which transaction applies:
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.
4.  Proposed maximum aggregate value of transaction:
5.  Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1.  Amount Previously Paid:
2.  Form, Schedule or Registration Statement NO.:
3.  Filing Party:
4.  Date Filed:



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                      PRIME HOLDINGS AND INVESTMENTS, INC.
                                521 FIFTH AVENUE
                                   SUITE 1700
                                  NEW YORK, NY
                                  (212)292-4258

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                  April 17, 2003


To the Stockholders of
PRIME HOLDINGS AND INVESTMENTS, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of PRIME HOLDINGS AND INVESTMENTS INC. (the "Company") will be held at the Company's New York office, 521 Fifth Avenue, Suite 1700, New York, NY , on Friday, May 9, 2003 at 10:00 a.m. (New York time) for the following purposes:

1. To elect the directors of the Company, all of whom shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified;

2. To consider and vote upon a proposal to ratify the appointment of Evancic Perrault Robertson, Certified General Accounts, of British Columbia, Canada as the Company's independent auditors for the fiscal year ending December 31, 2003;


3.      To transact such other business as may properly come before the meeting.

                                             By Order of the Board of Directors


                                             GIOVANNI IACHELLI, Secretary

ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MARCH 24, 2003 WILL BE ENTITLED TO NOTICE OF OR TO VOTE AT THE MEETING, OR ANY ADJOURNMENT THEREOF. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE A QUORUM, AS WELL AS YOUR REPRESENTATION, AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                      PRIME HOLDINGS AND INVESTMENTS, INC.

                           MANAGEMENT PROXY STATEMENT
                   ANNUAL MEETING OF STOCKHOLDERS, MAY 9, 2003

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Prime Holdings and Investments, Inc. (the "Company") for use at the Annual Meeting of the Stockholders of the Company to be held at the Company's New York office, 521 Fifth Avenue, Suite 1700, New York, NY, on May 9, 2003, at 10:00 a.m. New York time, or at any adjournment thereof (the "Annual Meeting"). Proxy material is being mailed beginning on or about April 18, 2003 to the Company's stockholders of record on the record date. The total number of shares of the Common Stock outstanding and entitled to vote on March 24, 2003 was 8,351,077 after giving effect to a 1 for 6.5 reverse stock split which took effect on March 28, 2003.

         The purposes of the Annual Meeting are: (1) to elect directors, (2) to consider and vote upon a proposal to ratify the appointment of Evancic Perrault Robertson, Certified General Accounts, of British Columbia, Canada as the Company's independent auditors for the fiscal year ending December 31, 2003, (3) to transact such other business as may properly come before the meeting and at any adjournment thereof.

                    PROPOSALS SUBMITTED FOR STOCKHOLDER VOTE

PROPOSAL 1: ELECTION OF DIRECTORS.

         At the Annual Meeting, two directors are to be elected by the holders of the Company's common stock. Each director elected shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified. Unless otherwise specified in the proxy, the shares represented by the proxy hereby solicited will be voted for the persons named below, by the persons designated as proxies, both of whom are now directors of the Company. Should either of these nominees become unable to accept nomination or election (which is not anticipated), it is the intention of the persons designated as proxies to vote for the election of the remaining nominees named and for such substitute nominees as the management may recommend.

         The nominees for election by the holders of the common stock are: John Visendi and Giovanni Iachelli.

         Directors are elected by a plurality of shares of common stock represented at the Annual Meeting.

INFORMATION WITH RESPECT TO NOMINEES

         Information with respect to each nominee is set forth below. Additional information with respect to officers, directors and the major stockholder of the Company, including their percentage ownership in the Company's voting stock, is set forth on pages eight and nine.

GIOVANNI M. IACHELLI, has served as our President and a director since October 1, 2001 and as Secretary since January 2003. Mr. Iachelli manages the operational business and strategic direction of Prime and S.I.T.I. Mr. Iachelli has spent over 15 years in senior positions with North American and United



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


Kingdom-based telecommunications companies with operations in Italy, China, and Europe. From 1999 to October 2001, Mr. Iachelli was owner and director of Iachelli & Associates, a business consulting firm specializing in mergers and acquisitions in North America and China, on behalf of Telecom Group Italy. From 1998 to 1999, Mr. Iachelli served as Merger and Acquisitions Manager, Italian Market, for Primus Telecom Corp., United Kingdom..

JOHN G. VISENDI, has served as a director of Prime since October 1, 2001 and as our Chief Executive Officer and Treasurer since January 2003. Prior to his appointment, Mr. Visendi spent over 15 years in executive positions with investment banking groups in Europe and Japan. From May 2000, to June 2001, Mr. Visendi was President of Pergarex SA, a Switzerland-based investment banking company and controlling shareholder of Prime. From 1995 to date, Mr. Visendi has held the position of Chief Executive Officer of Societa Italiana Telecommunicazioni Integrate, SpA, (S.I.T.I.), a wholly owned subsidiary of Prime. Since 1998, Mr. Visendi has been General Manager of JHT Lehmann & Co., of London, England, and is responsible for merchant banking activities in Italy and Southern Europe. From 1990 to 1997, Mr. Visendi held the position of Central Director, Southern Europe and the Middle East, for Tushimi Merchant Bank, Tokyo, Japan. Mr. Visendi is exposed to a number of investment and acquisition opportunities each year and has broad abilities to perform traditional merchant banking functions such as deal selection and origination, due diligence, valuation and deal structuring.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

          In the last fiscal year the board of directors did not hold any regularly scheduled meetings or special meetings. All actions by the board of directors were taken by unanimous written consent.

         The Company does not currently have a compensation committee or an audit committee of its board of directors. The board of directors intends to appoint an independent audit committee which would recommend to the board of directors the engagement of the independent auditors of the Company and review with the independent auditors the scope and results of the Company's audits, the professional services furnished by the independent auditors to the Company and the Company's internal accounting controls. The Company does not have a special nominating or other committee charged with the search for and recommendation to the board of potential nominees for board positions. This function is performed by the board, which considers all recommendations for potential nominees.

PROPOSAL 2: APPOINTMENT OF EVANCIC PERRAULT ROBERTSON, CERTIFIED GENERAL ACCOUNTS, OF BRITISH COLUMBIA, CANADA AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

         The board of directors has selected Evancic Perrault Robertson, as the Company's independent auditors for the fiscal year ending December 31, 2003, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Evancic Perrault Robertson has audited the Company's financial statements for the fiscal years ended December



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31, 2002 and 2001. Representatives of Evancic Perrault Robertson are expected to be available via conference telephone at the Annual Meeting to respond to appropriate questions.

         Stockholder ratification of the selection of Evancic Perrault Robertson as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Evancic Perrault Robertson to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

         The Board of Directors recommends a vote "For" this proposal to ratify the appointment of Evancic Perrault Robertson as the Company's independent auditors for the fiscal year ending December 31, 2003.

         The favorable vote of the holders of a majority of (i) the voting rights assigned to shares of preferred stock, plus (ii) the number of shares of common stock represented at the meeting is needed to approve this Proposal No. 2.

                             SECTION 16(A) REPORTING

                  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to Prime and written representations that no other reports were required, during the fiscal year ended December 31, 2002, our officers, directors and ten percent or greater shareholders filed all forms required to be filed under Section 16(a).


                      HOLDINGS OF MANAGEMENT AND OF HOLDERS
                    OF 5% OR MORE OF THE COMPANY'S SECURITIES

         The following table sets forth certain information regarding the ownership of our common stock as of December 31, 2002 by (i) all those known by our management to be owners of more than five percent of the outstanding shares of common stock; (ii) each officer and director; and (iii) all officers and directors as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment



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


power with respect to the shares owned (subject to community property laws, where applicable), and is beneficial owner of them. Share amounts shown give effect to a 1 for 6.5 reverse stock split which took effect at the close of trading on March 28, 2003.

                  Name and Address of                          Amount and Nature of
Title of Class    Beneficial Owner                             Beneficial Ownership      Percent of Class
--------------    ---------------------------------------      --------------------      ----------------
Common            Pergarex SA                                      6,430,770(1)                61.4%
                  Via Alla Campagna No. 6  6901
                  Lugano, Switzerland

Common            Domenico Sommariva                                 895,570                   10.7%
                  Corso Plebiscitl(1)
                  Milano, Italy

Common            Stonefeld Holding LTD                              461,539                    5.5%
                  Atlantic Chambers Romasco Harbour House
                  Road Town Tortola BVI

Common            Giovanni Iachelli*                                 307,693                    3.7%

Common            John G. Visendi*                                 6,584,617(2)                63.1%

Common            Directors and Officers as a Group                6,892,310                   66.6%
                  (Consisting of 2 persons)

* Addresses for Officers and directors of Prime are c/o Prime Holdings and Investments, Inc., 521 Fifth Avenue, Suite 1700, New York, NY.

(1) Includes 1,538,462 shares of common stock underlying one million shares of preferred stock held by Pergarex.

(2) Includes 4,892,308 shares of common stock, and 1,538,462 shares of common stock underlying one million shares of preferred stock, held in the name of Pergarex of which Mr. Visendi is a controlling person. Mr. Visendi disclaims ownership of such shares.



                             EXECUTIVE COMPENSATION

 The following table summarizes compensation earned in the 2002, 2001 and 2000 fiscal years by all of our executive officers.

                                                                                    Long Term Compensation
                                                                                    -----------------------------
                                            Annual Compensation                     Awards          Payouts
                               ---------------------------------------------        -----------     -------------
                                                                                    Securities
Name and Principal                                            Other Annual          Underlying      All Other
Position                       Year    Salary*       Bonus    Compensation**        Options         Compensation
-----------------------        ----    ------        -----    ------------          -----------     ------------
John G. Visendi, Chief         2002    $180,000
Executive Officer and          2001      15,000
Treasurer                      2000        --
-----------------------------------------------------------------------------------------------------------------

Giovanni Iachelli, President   2002    $144,000
                               2001      36,000               1 million shares
                                                              un-restricted stock
                               2000        --


* Salaries for both of Messrs. Visendi and Iachelli have accrued but not been paid for each of the years included in the table

** In addition to the compensation set forth in the table, Messrs Visendi and Iachelli are to be reimbursed for expenses incurred on behalf of Prime in the respective amounts of $5,000 and $30,000.




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                               GENERAL INFORMATION

INFORMATION AS TO VOTING SECURITIES

         The close of business on March 28, 2003 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and vote at, the Annual Meeting. Holders of shares of Common Stock have the right to one vote for each share registered in their names on the books of the Company as of the close of business on March 28, 2003.

VOTING AND REVOCATION OF PROXIES

         The persons named in the accompanying form of proxy will vote the shares represented thereby, as directed in the proxy, if the proxy appears to be valid on its face and is received on time. In the absence of specific instructions, proxies so received will be voted for the election of the named nominees to the Company's Board of Directors and for the ratification of Evancic Perrault Robertson as the Company's independent auditors for the fiscal year ending December 31, 2003. Proxies are revocable at any time before they are exercised by attending the Annual Meeting and voting in person, by filing an instrument in writing revoking the proxy or by delivering a proxy bearing a later date to the Secretary of the Company.

METHOD AND EXPENSE OF PROXY SOLICITATION

         The solicitation of proxies will be made primarily by mail by Olde Monmouth Stock Transfer Co. Proxies may also be solicited by overnight courier, personally and by telephone by regular employees of the Company at nominal cost.

         The Company does not expect to pay compensation for any solicitation of proxies but may pay brokers and other persons holding shares in their names, or in the names of nominees, their expenses for sending proxy material to principals for the purpose of obtaining their proxies. The Company will bear all expenses in connection with the solicitation of proxies.

STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Company's 2004 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received at the Company's offices in New York, New York by January 1, 2004 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

GENERAL

         In lieu of a separate annual report, the Company is mailing with this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB. Exhibits to the Form 10-KSB are not included with the mailing but will be furnished to any stockholder who requests the same for a nominal fee covering reproduction and mailing expenses.



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


OTHER MATTERS

         As of the date of this Proxy Statement, the management knows of no matters other than Proposals 1 and 2 to come before the meeting. However, if any other matters should properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote all proxies not marked to the contrary in accordance with their judgment on such matters.


                                             By Order of the Board of Directors




                                             GIOVANNI IACHELLI, Secretary





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


                      PRIME HOLDINGS AND INVESTMENTS, INC.
           This proxy is solicited on behalf of the Board of Directors

     The undersigned stockholder of PRIME HOLDINGS AND INVESTMENTS, INC. (the "Company") hereby appoints JOHN VISENDI and GIOVANNI IACHELLI as Proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote as designated below, all of the shares of the Company's common stock held of record by the undersigned on March 24, 2003 at the Annual Meeting of Stockholders of the Company to be held at the Company's New York office, 521 Fifth Avenue, Suite 1700, New York, NY , on Friday, May 9, 2003 at 10:00 a.m. (New York time), or at any adjournment thereof.

(1) Election of Directors (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     (a)  Election of Directors by Common Stockholders

          [ ] FOR all nominees listed below (except as marked to the contrary below)

          [ ] WITHHOLD AUTHORITY to vote for any individual nominee listed below.
               JOHN VISENDI and GIOVANNI IACHELLI

(2) Proposal to ratify the appointment of Evancic Perrault Robertson, Certified General Accounts as the Company's independent auditors for the fiscal year ending December 31, 2003.

     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

(3) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR THE NOMINEES ON THE REVERSE SIDE.


                                        DATE:_____________________________, 2003

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature if held jointly

                                        Please sign  exactly as you name appears
                                        on this  card.  When  shares are held by
                                        joint  tenants,  both should sign.  When
                                        signing  as   attorney,   as   executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  President  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        PLEASE MARK,  SIGN,  DATE AND RETURN THE
                                        PROXY CARD  PROMPTLY  USING THE ENCLOSED
                                        ENVELOPE.